1933 Act Registration No. 33-3243

1940 Act Registration No. 811-4602

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 34	☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 34	☒

TLIC Variable Insurance Account A

(Exact name of Registrant)

Thrivent Life Insurance Company

(Name of Depositor)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (612) 340-7215

James M. Odland

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on May 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent® Life Insurance Company

Prospectuses

Flexible Premium Variable Life Insurance

May 1, 2007

TLIC Variable Insurance Account A
Thrivent Series Fund, Inc.

TLIC VARIABLE INSURANCE ACCOUNT A

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT LIFE INSURANCE COMPANY

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes a variable life insurance contract (the “Contract”) previously offered by Thrivent Life Insurance Company (formerly Lutheran Brotherhood Variable Insurance Products Company) (“Thrivent Life”, “we”, “us” or “our”). We are a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate Net Premiums to one or more of the Subaccounts of TLIC Variable Insurance Account A (the “Variable Account”) according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company commonly known as a “mutual fund”.

We allocate premiums based on your designation to one or more Subaccounts of the Variable Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Fund. Thrivent Financial provides the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management, LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2007.

DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with Thrivent Life.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Life and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A Contingent Deferred Sales Charge to compensate Thrivent Life for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Life and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Life received the first premium payment on the Contract at its Service Center and (3) any other date mutually agreed upon by Thrivent Life and the Contract Owner.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month would be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

DEFINITIONS

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two Death Benefit Options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Life upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A Deferred Administrative Charge to reimburse Thrivent Life for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180-month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of Thrivent Life other than those allocated to the Variable Account or any other separate account.

Good Order. Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Initial Monthly Charge. An Initial Monthly Charge to reimburse Thrivent Life for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for Increases will also be calculated in a similar manner

DEFINITIONS

upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Life’s General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The Minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Life reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Service Center. Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-001. Telephone: (800)847-4836. E-mail: mail@thrivent..com.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

DEFINITIONS

Unit. The measure by which the value of the Contract’s interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract’s interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Life Variable Insurance Account, which is a separate account of Thrivent Life. The Subaccounts are subdivisions of the Variable Account.

Written Request. A Written Request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Contract Owner’s or the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charges	Upon receipt of each premium payment	3% of each premium payment

			Current	Maximum

Premium Processing Charge	Upon receipt of each premium payment	Automatic Payment Plans: All Other Payments:	$.75 per payment $2.00 per payment	$1.00 per payment $2.00 per payment

Premium Taxes	Upon receipt of each premium payment	2% of each premium payment

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Contingent Deferred Sales Charge (CDSC)[1]
Minimum and Maximum Charge	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts2)	$0.54 to $21.36 per $1,000 of decrease in Face Amount during the first Contract Year ($0.51 to $31.17 per $1,000 of decrease in Face Amount during the first Contract Year for VUL 1 Contracts)

	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$0.54 to $21.36 per $1,000 of decrease in Face Amount during the first year following the increase ($0.51 to $31.17 per $1,000 of decrease in Face Amount during the first year following the increase for VUL 1 Contracts)
Charge for a male, Issue Age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $100,000 in the first Contract Year	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$1.68 per $1,000 of decrease in Face Amount during the first Contract Year ($1.80 per $1,000 of decrease in the first Contract Year for VUL 1 Contracts)
	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$1.68 per $1,000 of decrease in Face Amount during the first year following the increase ($1.80 per $1,000 of decrease in Face Amount during the first year following the increase for VUL 1 Contracts)

1 The CDSC will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount).

2 From February 1987 to May 1997, we issued an earlier version of the Contract, referred to in this prospectus as “VUL 1 Contracts”.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Deferred Administrative Charge[3]
Minimum and Maximum Charge	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$1.80 to $18 per $1,000 of amount of coverage ($2.40 to $8.40 per $1,000 of amount of coverage for VUL 1 Contracts)
	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$1.80 to $18 per $1,000 of amount of increase in coverage ($2.40 to $8.40 per $1,000 of amount of increase in coverage for VUL 1 Contracts)
Charge for a male, Issue Age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $100,000 in the first Contract Year	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$9.00 per $1,000 of amount of coverage ($4.80 per $1,000 of amount of coverage for VUL 1 Contracts)

	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$9.00 per $1,000 of amount of increase in coverage ($4.80 per $1,000 of amount of increase in coverage for VUL 1 Contracts)

Partial Surrender Charge	Upon a partial surrender	$25 or 2% of the surrender amount, whichever is less, from the amount withdrawn

		Current	Maximum

Transfer Charge[4]	Upon each transfer in excess of 12 per Contract Year	$20 per transfer	$20 per transfer

3 The Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. The Deferred Administrative Charge will be reduced in level amounts as Monthly Deductions are made so that the Deferred Administrative Charge will be zero as of the Monthly Anniversary when the 180th Monthly Deduction is made (or zero after 180 Monthly deductions have been made following an increase in Face Amount). For VUL 1 Contracts, the Deferred Administrative Charge continues for 120 months instead of 180 months.

4 The Transfer Charge applies to VUL 1 Contracts only.

FEE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[5]
Minimum and Maximum Charge	Monthly	$0.02 to $83.33 per $1,000 of Face Amount ($0.02 to $83.33 per $1,000 of Face Amount for VUL 1 Contracts)

Charge for a male, Issue Age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $100,000, in the first Contract Year	Monthly	$0.11 per $1,000 of Face Amount ($0.07 per $1,000 of Face Amount for VUL 1 Contracts)

Basic Monthly Administrative Charge	Monthly	$10.00 ($4.00 for VUL 1 Contracts)

Maximum Initial Monthly Administrative Charge[6]	Monthly until 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$0.10 per $1,000 of Face Amount ($0.07 per $1,000 of Face Amount for VUL 1 Contracts)

		Current	Maximum

Mortality and Expense Risk Charge	Daily	Annual rate of .60% of average daily net assets of each Subaccount	Annual rate of .75% of average daily net assets of each Subaccount

5 The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The Cost of Insurance charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the Cost of Insurance charges applicable to your Contract. More detailed information concerning your Cost of Insurance charges is available on request by calling 1-800-847-4836.

6 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 months instead of 180 months.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted

Loan Interest	In advance at the time any Contract loan is made (for the rest of the Contract Year) and on each Contract Anniversary thereafter (for that entire Contract Year)[7]	Accrues daily at an annual rate of 7.4%, which is equivalent to a fixed rate of 8% per year

Additional Benefit or Rider Charges
Accidental Death Rider[8]
Minimum and Maximum Charge	Monthly	$0.03 to $0.36 per $1,000 of rider coverage

Charge for a male, Issue Age 35 in the first Contract Year	Monthly	$0.05 per $1,000 of rider coverage
Disability Waiver Rider[8]
Minimum and Maximum Charge	Monthly	2.5% to 90% of amount to be waived

Charge for Issue Age 35 in the first Contract Year	Monthly	3.0% of amount to be waived

7 If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

8 The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted
Spouse Insurance Rider[8]
Minimum and Maximum Charge	Monthly	Cost of Insurance charges of $0.02 to $83.33 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.01 to $0.10 per $1,000 of rider coverage (For VUL 1 Contracts, Cost of Insurance charges of $0.02 to $83.33, plus Initial Monthly Charges of $0.02 to $0.07, plus Basic Monthly Administrative Charge of $2.00)

Charge for a female, Issue Age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $100,000, in the first Contract Year	Monthly	Cost of Insurance charges of $0.08 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.03 per $1,000 of rider coverage (For VUL 1 Contracts, Cost of Insurance charges of $0.06 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.04 per $1,000 of rider coverage)
Child Insurance Rider	Monthly	$0.45 per $1,000 of rider coverage
Guaranteed Increase Rider[8]
Minimum and Maximum Charge	Monthly	$0.04 to $0.15 per $1,000 of rider coverage

Charge for a male, Issue Age 35 in the first Contract Year	Monthly	$0.15 per $1,000 of rider coverage
Cost of Living Rider[9]	Not applicable	No charge
Accelerated Benefits Rider	Not applicable	No charge

8 The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

9 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses[10]
(expenses that are deducted from Portfolio assets, including management fees and other expenses)	0.36%	1.12%

10 Thrivent Life has agreed to voluntarily reimburse certain expenses associated with the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.02%. The reimbursements may be discontinued at anytime.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to “DEFINITIONS” at the beginning of this Prospectus for definitions of words and phrases used herein.

From February 1987 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this Prospectus describes the differences in the VUL 1 Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for:

♦	life insurance coverage on the named Insured;

♦	an Accumulated Value;

♦	surrender rights and Contract loan privileges; and

♦	a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly deductions will be made from the Contract.

The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums”. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See “CONTRACT BENEFITS”.

Investment Options

You allocate the Net Premium payments to one or more of the following Subaccounts of the Variable Account:

♦	Thrivent Aggressive Allocation Subaccount

♦	Thrivent Moderately Aggressive Allocation Subaccount

♦	Thrivent Moderate Allocation Subaccount

♦	Thrivent Moderately Conservative Allocation Subaccount

♦	Thrivent Technology Subaccount

♦	Thrivent Partner Small Cap Growth Subaccount

♦	Thrivent Partner Small Cap Value Subaccount

♦	Thrivent Small Cap Stock Subaccount

♦	Thrivent Small Cap Index Subaccount

♦	Thrivent Mid Cap Growth Subaccount

♦	Thrivent Mid Cap Growth Subaccount II

♦	Thrivent Partners Mid Cap Value Subaccount

♦	Thrivent Mid Cap Stock Subaccount

♦	Thrivent Mid Cap Index Subaccount

♦	Thrivent Partner International Stock Subaccount

♦	Thrivent Partner All Cap Subaccount

♦	Thrivent Large Cap Growth Subaccount

♦	Thrivent Large Cap Growth Subaccount II

♦	Thrivent Partner Growth Stock Subaccount

♦	Thrivent Large Cap Value Subaccount

♦	Thrivent Large Cap Stock Subaccount

♦	Thrivent Large Cap Index Subaccount

♦	Thrivent Real Estate Securities Subaccount

SUMMARY OF CONTRACT BENEFITS AND RISKS

♦	Thrivent Balanced Subaccount

♦	Thrivent High Yield Subaccount

♦	Thrivent Diversified Income Plus Subaccount

♦	Thrivent Income Subaccount

♦	Thrivent Bond Index Subaccount

♦	Thrivent Limited Maturity Bond Subaccount

♦	Thrivent Mortgage Securities Subaccount

♦	Thrivent Money Market Subaccount

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Death Proceeds and Death Benefit Options

The Contract Owner may name a Beneficiary to receive the death proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the death proceeds will be paid to the Owner or, if the Insured is the Owner, to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving a Written Request while the Insured is living. The Written Request must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Written Request or, if the Written Request is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we have received the Written Request.

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

For all Contracts except VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death). Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

♦	additional insurance coverage for accidental death;

♦	waiver of selected amount in the event of total disability;

♦	term insurance on the Insured’s spouse;

♦	term insurance on the Insured’s children;

♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

SUMMARY OF CONTRACT BENEFITS AND RISKS

♦	a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “OTHER INFORMATION—Additional Insurance Benefits” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See “OTHER INFORMATION—Charitability®.”

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Flexibility to Adjust Amount of Death Benefit

You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”.

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. See “CONTRACT BENEFITS—Death Benefits—Changes in Face Amount”. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege. See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this Prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative

SUMMARY OF CONTRACT BENEFITS AND RISKS

premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

♦	Contract Anniversary on or next after the Insured’s 71st birthday and

♦	the Contract Anniversary at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See “CONTRACT RIGHTS—Loan Privileges”. For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

SUMMARY OF CONTRACT BENEFITS AND RISKS

Surrender of the Contract

You may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See “CONTRACT RIGHTS—Surrender Privileges”.

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.

We do not guarantee a minimum Accumulated Value. See “CONTRACT BENEFITS—Accumulated Value and Cash Surrender Value”.

The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects

♦	the investment performance of the chosen Subaccounts of the Variable Account,

♦	any Net Premiums paid,

♦	any partial surrenders,

♦	any loans,

♦	any loan repayments,

♦	any loan interest paid or credited, and

♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

♦	continuation of the Contract,

♦	the Cash Surrender Value (which determines various other rights under the Contract),

♦	determining the amount available for Contract loans,

♦	computation of cost of insurance charges, and

♦	may be relevant to the computation of Death Benefits.

The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”. In general, subject to the Death Benefit Guarantee, the Contract will lapse when

♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

♦

Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

SUMMARY OF CONTRACT BENEFITS AND RISKS

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the Contract in force and the length of the grace period.

Surrender Risks

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See “CONTRACT RIGHTS—Surrender Privileges”.

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee.

Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed- premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See “FEDERAL TAX MATTERS”.

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See “FEDERAL TAX MATTERS”.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

The Contracts are issued by us. We were organized in 1982, as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the District of Columbia. We are obligated to pay all amounts promised to Contract Owners under the Contracts.

To help us meet capitalization requirements of various states, our indirect parent company, Thrivent Financial has invested approximately $95.8 million in Thrivent Life. Thrivent Financial may invest additional amounts in Thrivent Life in the future but is not currently legally obligated to do so. The assets of Thrivent Financial do not support the benefits payable under the Contracts described in this Prospectus.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. There are currently thirty-one Subaccounts. You can change a premium payment allocation for future premium payments and can transfer all or part of the Accumulated Value in a Subaccount to another

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Subaccount. However, you are only permitted to participate in a maximum of fifteen Subaccounts at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected the new total must not exceed fifteen, and if it would, transfers out of at least as many active Subaccounts must be effected so that the total active Subaccounts would not exceed fifteen.

The following summarizes each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possible negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio	To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Portfolio	To achieve long-term growth of capital.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio	To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio	To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Cap Index and the Bond Index Portfolios.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Diversified Income Plus Portfolio	To maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is the investment adviser to the Fund, and it is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Thrivent Financial and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Transamerica Investment Management, LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management, L.P. serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	Mercator Asset Management, LP and Principal Global Investors, LLC serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Pyramis Global Advisors, LLC serves as subadviser for the Thrivent Partner All Cap Portfolio.

The Fund pays each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Shares of the Fund are currently sold to other Portfolios of the Fund, to several insurance company separate accounts of ours and Thrivent Financial, and to participants in retirement plans sponsored by Thrivent Financial. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and Thrivent Financial to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund’s shares by one or more of the separate accounts, which could have adverse consequences.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENTS AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. See “CONTRACT BENEFITS—Payment of Contract Benefits”. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as the Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Benefit will always be at least equal to the Face Amount.

Except for VUL 1 Contracts, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death):

Specified Attained Age	Percentage	Specified Attained Age	Percentage
40 or less	250%	61	128%
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75 to 90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 to 99	100
60	130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

CONTRACT BENEFITS

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a Written Request of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Request.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated

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Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000-$10,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000-$10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000-$10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

A change in Death Benefit Option may have tax consequences, depending on the circumstances of such change. If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract’s Accumulated Value, and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see “Decreases” and “Increases” below), generally you may increase your Contract’s Face Amount in force or decrease your Contract’s Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. The effective date of the decrease will be the Monthly Anniversary on or next after we receive a Written Request. An increase in Face Amount may have tax consequences. See “FEDERAL TAX MATTERS”. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

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Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See “CONTRACT BENEFITS—Death Benefit—Change in Death Benefit Option”. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”.

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of

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the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount anytime before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See “CONTRACT BENEFITS—DEATH BENEFIT GUARANTEE—Death Benefit Guarantee Premium”.

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These include

♦	increasing or decreasing the Face Amount,

♦	changing the level of premium payments, and,

♦	to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

♦	A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease

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Charge applicable to the decrease). See “CONTRACT BENEFITS—Death Benefits—Death Benefit Options”. If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and “CHARGES AND DEDUCTIONS—Monthly Deduction”.

♦

An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” above. If the net amount at risk is increased, the Monthly Deduction will increase as well. See “CONTRACT BENEFITS—Death Benefits—Increases”.

♦

Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement—Lapse”.

♦	Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

♦	Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the net amount at risk.

♦

A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values See “CONTRACT RIGHTS— Surrender Privileges—Partial Surrender”. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT BENEFITS—Death Benefit Guarantee”. The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (2) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT

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RIGHTS—Surrender Privileges”. There is no guaranteed minimum Accumulated Value. Because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract’s Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date.

On each Valuation Date the Contract’s Accumulated Value will be (a) plus (b) where:

(a)	is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount’s Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)	is the value attributable to the Contract in the Loan Account on the Valuation Date. See “CONTRACT RIGHTS—Loan Privileges”.

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

♦	any Net Premiums allocated to the Subaccount during the current Valuation Period;

♦	any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

♦	any repayments of the Contract Debt during the current Valuation Period; and

♦	any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

♦	any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

♦	any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

♦	the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

♦	any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract’s Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

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Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Request. Payments may be postponed in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

You may decide the form in which the proceeds will be paid. During the Insured’s lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Settlement Options

You may elect an option by a Written Request to us during the Insured’s lifetime. The option must be elected before

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proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured’s death, and the death proceeds have not been paid.

Option 1—Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2—Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3—Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4—Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee’s Beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5—Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this Prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years.

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You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans (see “CONTRACT RIGHTS—Loan Privileges”) or partial surrenders (see “CONTRACT RIGHTS—Surrender Privileges”), you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)	is the amount of the partial surrender or unpaid Contract loan; and

(b)	is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii) where:

(i)	is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

(ii)	is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by “deeming” the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value,

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less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans. See “PAYMENT AND ALLOCATION OF PREMIUMS”, “CONTRACT RIGHTS—Loan Privileges” and “CONTRACT RIGHTS—Surrender Privileges”.

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured’s Attained Age 71 and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under “Reinstatement”.

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following Monthly Anniversary of the Contract 31 days after we send written notice of termination.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class (see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Cost of Insurance”);

♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

♦	the applicable Initial Monthly Charge (see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”);

♦	the charge for any additional insurance benefits added by rider (see “OTHER INFORMATION—Additional Insurance Benefits”); and

♦	the basic monthly administrative charge (see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Basic Monthly Administrative Charge”).

CONTRACT BENEFITS

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

♦	the Insured’s gender,

♦	the Insured’s Attained Age,

♦	the Insured’s premium class,

♦	the Face Amount,

♦	the Death Benefit Option, and

♦	which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, on the appropriate Thrivent Life form.

The initial Scheduled Premium on an annualized basis will be shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See “CONTRACT BENEFITS—Death Benefits” and “CONTRACT BENEFITS—Death Benefit Guarantee”. Thus, even if you pay Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever

♦	the Cash Surrender Value is insufficient to pay the Monthly Deduction or

♦	the Contract Debt exceeds the Accumulated Value less a Decrease Charge, and

♦	in either case if a grace period expires without your making an adequate payment. See “PAYMENT AND ALLOCATION OF PAYMENT—Contract Lapse and Reinstatement” below.

PAYMENT AND ALLOCATION OF PREMIUMS

Death Benefit Guarantee Premium

The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes.

The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See “Contract Lapse and Reinstatement” below.

Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the Minimum Contract Issuance Premium (see “Issuance of a Contract” above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for VUL 1 Contracts. The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code generally provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner’s request (see “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”) or made as a result of a partial surrender (see “CONTRACT RIGHTS—Surrender Privileges—Partial Surrender”), or a change in the Death Benefit Option (see “CONTRACT RIGHTS—Death Benefits—Change in Death Benefit Option”), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less the Premium Expense Charges. See “CHARGES AND DEDUCTIONS—Premium Expense Charges”. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See “DEFINITIONS” for definition of “Valuation Date.”

PAYMENT AND ALLOCATION OF PREMIUMS

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any Accumulation Units on any days that Thrivent Financial is not open for business.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with a Written Request or by telephone (if a Telephone Transaction Authorization Form is on file).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by sending us a Written Request or by telephone (if a Telephone Transaction Authorization Form is on file). The total amount that you transfer each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of 12 transfers per year. We may postpone transfers in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”. Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $500 or more, any amount can be transferred from the various Subaccounts (for example, $250 from the Money Market Subaccount and $250 from the Income Subaccount, or any other combination that totals $500 or more). A Contract Owner may transfer a total of less than $500 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers

Telephone transfers are available when you complete the Telephone Transaction Authorization Form and mail to our Service Center. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

PAYMENT AND ALLOCATION OF PREMIUMS

We reserve the right to suspend or limit telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or sooner if the NYSE closes prior to 3:00 p.m.) on a Valuation Date will use the Accumulation Unit Value as of the close of business on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of business of the following Valuation Date.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Written Request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit.

Special Transfer Service—Dollar Cost Averaging

We administer a dollar cost averaging program that enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding Subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

PAYMENT AND ALLOCATION OF PREMIUMS

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), lapse will only occur when

♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction or

♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge, and

♦	in either case, if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of “Contract Debt” in “DEFINITIONS”), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (1) increase the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (2) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the

PAYMENT AND ALLOCATION OF PREMIUMS

Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocations of Premiums and Accumulated Value”.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Reinstatement

A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

♦	Written application for reinstatement;

♦	Evidence of insurability satisfactory to us;

♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

♦	A payment that is sufficient to cover:

(1)	payment of any unpaid Monthly Deductions for the grace period; and

(2)	a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

♦	any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less

♦	the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see “CHARGES AND DEDUCTIONS—

PAYMENT AND ALLOCATION OF PREMIUMS

Accumulated Value Charges—Decrease Charge—Amount of Contingent Deferred Sales Charge”). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

♦	administering the Contract;

♦	assuming certain risks in connection with the Contract; and

♦	incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges

Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 3% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract’s Accumulated Value in the Variable Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See “CHARGES AND DEDUCTIONS—Charges Against Accumulated Value—Decrease Charge”.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense Risk Charge. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Mortality and Expense Risk Charge”.

Premium Taxes

Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the premium will be made from each premium payment. The deduction represents an amount we believe is necessary to pay all premium taxes imposed by the states and any subdivisions thereof.

Premium Processing Charge

We will deduct an amount equal to $2.00 per premium payment ($.75 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge on automatic payment plans to an amount not exceeding $1.00 per premium payment.

CHARGES AND DEDUCTIONS

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge—Initial Face Amount

At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see “CONTRACT BENEFITS—Death Benefit Guarantee”), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the Contract.

CHARGES AND DEDUCTIONS

Amount of Contingent Deferred Sales Charge—Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine “the amount of premiums attributable to the increase” because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix A.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this

CHARGES AND DEDUCTIONS

Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge.

The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See “Monthly Deduction” below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly . See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”.

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an “acceleration” of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to

CHARGES AND DEDUCTIONS

reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

♦	the amount available for Contract loans (see “CONTRACT RIGHTS—Loan Privileges”),

♦	the amount available in connection with full or partial surrenders (see “CONTRACT RIGHTS—Surrender Privileges”), and

♦

the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), determine the Contract’s duration and possible lapse (see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”).

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See “CHARGES AND DEDUCTIONS—Charges Against Accumulated Value—Monthly Deductions”. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase).

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be

CHARGES AND DEDUCTIONS

reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the “Monthly Deduction”) to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

♦	the cost of insurance,

♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

♦	the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL I Contracts, the annual rate is 4.0%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)	the initial Face Amount;

(2)	successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

(3)	any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

CHARGES AND DEDUCTIONS

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See “CONTRACT BENEFITS—Death Benefits—Accumulated Value and Cash Surrender Value”.

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women.

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non- tobacco users. Non-tobacco user Insureds will generally

CHARGES AND DEDUCTIONS

incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL I Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class. (A preferred premium class is not available on VUL I Contracts.)

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18. (For VUL I Contracts, Smoker and Nonsmoker, replace references to tobacco and non-tobacco.)

Monthly Administration Charge

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge—a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the “Initial Monthly Charge”) following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts). For VUL I Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s gender and upon whether the Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face Amount will be determined from Appendix B. As shown in Appendix B, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase

CHARGES AND DEDUCTIONS

becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” above. We will not, however, be reimbursed twice for these expenses. As described above in “CHARGES AND DEDUCTIONS—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for

CHARGES AND DEDUCTIONS

spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See “OTHER INFORMATION—Additional Insurance Benefits”.

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the “Mortality and Expense Risk Charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes

Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See “FEDERAL TAX MATTERS”.

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the “FEE TABLES” and the attached prospectus for the Fund.

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Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. See “CONTRACT BENEFITS—Death Benefit Guarantee”. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. See “CONTRACT BENEFITS—Accumulated Value and Cash Surrender Value” and “CONTRACT BENEFITS—Death Benefits”. In some cases, Contract Debt is used to determine whether the Contract will lapse. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Request. Postponement of loans may take place under certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Interest

The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than

CONTRACT RIGHTS

or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See “FEDERAL TAX MATTERS”.

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending a Written Request to us. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in a lump sum or under a settlement option. See “CONTRACT BENEFITS—Payment of Contract Benefits”.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the Contract Owner(s).

Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the certificate on the back and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature

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Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

We will waive the Medallion Signature Guarantee requirement where payment of proceeds (not exceeding $100,000) are sent directly to a 501(c)(3) charitable organization. We may waive the Medallion Signature Guarantee requirement in other limited instances.

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Written Request is received by us (or as of such later date as you shall specify in the Written Request), or, if this date is not a Valuation Date, the next following Valuation Date.

Partial Surrender

Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Request is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see “Partial Surrenders—Certain Other Considerations” below.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

♦

If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See “CONTRACT BENEFITS—Death Benefits”.)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000-$20,000 = $40,000) and the Death Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

♦

If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount

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plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000-$20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000-$10,000) and the Death Benefit and Face Amount to $90,000 ($100,000-$10,000).

♦

If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000-$100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000-($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000-$10,000) X 2.5 = $125,000).

♦

If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)	is the applicable percentage.

CONTRACT RIGHTS

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000-$100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where

(i)	is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and

(ii)	is the specified percentage ($30,000-(($150,000-$100,000) (divided by 2.5)) = $10,000).

The Face Amount after the partial surrender will be $90,000 ($100,000-$10,000) and the Death Benefit will be $90,000.

Partial Surrenders—Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Cost of Insurance”.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See “FEDERAL TAX MATTERS”.

Free Look Privileges

The Contract provides for a “free look” privilege after any increase in Face Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

♦	45 days after Part I of the application for increase is signed,

CONTRACT RIGHTS

♦	10 days after you receive a Contract supplement for the increase in Face Amount, and

♦	10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction—see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and “CHARGES AND DEDUCTIONS-Accumulated Value Charges—Monthly Deduction-Monthly Administration Charge—Initial Monthly Charge”) attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See “FEDERAL TAX MATTERS” for a discussion of the Federal income tax consequences of an exchange.

OTHER INFORMATION

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner’s bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may

OTHER INFORMATION

be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “FEE TABLES” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Your representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total Death Benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured’s 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be 1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage. If you do not currently have this rider on your contract, it can no longer be added.

Child Insurance Rider

This rider provides term life insurance on the Insured’s children. The amount of Death Benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child’s 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See “FEDERAL TAX MATTERS”.

OTHER INFORMATION

CharitAbility®

CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive Charitability for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability for Life is not available on VUL I Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

♦	the withdrawal rights during any Free Look Period after an increase in Face Amount (see “CONTRACT RIGHTS—Free Look Privileges—Free Look for Increase in Face Amount”);

♦	the exchange rights during the first 24 months following the Date of Issue (see “CONTRACT RIGHTS—Exchange Privileges—Exchange of the Contract”); and

♦	the exchange rights during the first 24 months following an increase in Face Amount (see “CONTRACT RIGHTS—Exchange Privileges—Exchange of Increase in Face Amount”).

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

FEDERAL TAX MATTERS

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of

FEDERAL TAX MATTERS

the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts That Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts That Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract

FEDERAL TAX MATTERS

remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts That Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts That Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives

FEDERAL TAX MATTERS

or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Certain exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the

FEDERAL TAX MATTERS

Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Life nor Thrivent

Investment Mgt. is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Life and the Variable Account are contained in the Statement of Additional Information.

APPENDIX A

Deferred Administrative Charges Per $1,000 Of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, and, except for Insured’s with an Attained Age under 18, the Insured’s gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Tobacco User” or “Non-Tobacco User”.

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

APPENDIX A

As described in the Prospectus in the section entitled “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”, the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

TABLE 1

FACE AMOUNTS LESS THAN $500,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard Attained (Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$7.20	$7.20
5-9	$7.20	$7.20
10-14	$7.20	$7.20
15-17	$7.20	$7.20
18-24			$9.00	$9.00	$5.40	$5.40
25-29			$9.00	$9.00	$5.40	$5.40
30-34			$10.80	$10.80	$7.20	$5.40
35-39			$12.60	$10.80	$9.00	$5.40
40-44			$14.40	$12.60	$10.80	$7.20
45-49			$16.20	$12.60	$12.60	$9.00
50-54			$18.00	$14.40	$14.40	$10.80
55-59			$18.00	$14.40	$14.40	$10.80
60-64			$18.00	$14.40	$14.40	$10.80
65-69			$18.00	$14.40	$14.40	$10.80
70-74			$18.00	$14.40	$14.40	$10.80
75-79			$18.00	$14.40	$14.40	$10.80
80-85			$18.00	$14.40	$14.40	$10.80

TABLE 2

FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$1.80	$1.80
5-9	$1.80	$1.80
10-14	$1.80	$1.80
15-17	$1.80	$1.80
18-24			$3.60	$3.60	$1.80	$1.80
25-29			$3.60	$3.60	$1.80	$1.80
30-34			$5.40	$5.40	$3.60	$1.80
35-39			$7.20	$5.40	$3.60	$1.80
40-44			$9.00	$7.20	$5.40	$3.60
45-49			$10.80	$7.20	$7.20	$3.60
50-54			$12.60	$9.00	$10.80	$5.40
55-59			$14.40	$9.00	$12.60	$5.40
60-64			$16.20	$9.00	$14.40	$5.40
65-69			$16.20	$9.00	$14.40	$5.40
70-74			$16.20	$9.00	$14.40	$5.40
75-79			$16.20	$9.00	$14.40	$5.40
80-85			$16.20	$9.00	$14.40	$5.40

APPENDIX A

TABLE 3

FACE AMOUNTS OF $1,000,000 OR MORE

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$1.80	$1.80
5-9	$1.80	$1.80
10-14	$1.80	$1.80
15-17	$1.80	$1.80
18-24			$1.80	$1.80	$1.80	$1.80
25-29			$1.80	$1.80	$1.80	$1.80
30-34			$3.60	$3.60	$1.80	$1.80
35-39			$3.60	$3.60	$1.80	$1.80
40-44			$5.40	$3.60	$3.60	$1.80
45-49			$7.20	$3.60	$3.60	$1.80
50-54			$9.00	$5.40	$5.40	$1.80
55-59			$9.00	$5.40	$5.40	$1.80
60-64			$9.00	$5.40	$5.40	$1.80
65-69			$9.00	$5.40	$5.40	$1.80
70-74			$9.00	$5.40	$5.40	$1.80
75-79			$9.00	$5.40	$5.40	$1.80
80-85			$9.00	$5.40	$5.40	$1.80

VUL 1 Contracts

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at VUL 1 contract issuance, and, except for Insured’s with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Smoker” or “Nonsmoker”.

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

APPENDIX A

As described in the Prospectus in the section entitled “CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge”, the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

TABLE 4

FACE AMOUNTS LESS THAN $250,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$3.60
5-9	$3.60
10-14	$4.80
15-19	$4.80
20-24		$6.00	$4.80
25-29		$6.00	$4.80
30-34		$7.20	$4.80
35-39		$7.20	$4.80
40-44		$7.20	$6.00
45-49		$8.40	$6.00
50-54		$8.40	$7.20
55-59		$8.40	$7.20
60-64		$8.40	$8.40
65-69		$8.40	$8.40
70-74		$8.40	$8.40
75-80		$8.40	$8.40

TABLE 5

FACE AMOUNTS OF $250,000 OR MORE

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$2.40
5-9	$3.60
10-14	$3.60
15-19	$3.60
20-24		$4.80	$3.60
25-29		$4.80	$3.60
30-34		$6.00	$3.60
35-39		$6.00	$3.60
40-44		$6.00	$4.80
45-49		$6.00	$4.80
50-54		$6.00	$6.00
55-59		$6.00	$6.00
60-64		$6.00	$6.00
65-69		$6.00	$6.00
70-74		$6.00	$6.00
75-80		$6.00	$6.00

APPENDIX B

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured’s gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Tobacco User” or “Non-Tobacco User”.

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured’s spouse was included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

APPENDIX B

TABLE 1

FACE AMOUNTS LESS THAN $500,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$0.04	$0.04
5-9	$0.04	$0.04
10-14	$0.04	$0.04
15-17	$0.04	$0.04
18-24			$0.05	$0.05	$0.03	$0.03
25-29			$0.05	$0.05	$0.03	$0.03
30-34			$0.06	$0.06	$0.04	$0.03
35-39			$0.07	$0.06	$0.05	$0.03
40-44			$0.08	$0.07	$0.06	$0.04
45-49			$0.09	$0.07	$0.07	$0.04
50-54			$0.10	$0.08	$0.08	$0.05
55-59			$0.10	$0.08	$0.08	$0.06
60-64			$0.10	$0.08	$0.08	$0.06
65-69			$0.10	$0.08	$0.08	$0.06
70-74			$0.10	$0.08	$0.08	$0.06
75-79			$0.10	$0.08	$0.08	$0.06
80-86			$0.10	$0.08	$0.08	$0.06

TABLE 2

FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$0.01	$0.01
5-9	$0.01	$0.01
10-14	$0.01	$0.01
15-17	$0.01	$0.01
18-24			$0.02	$0.02	$0.01	$0.01
25-29			$0.02	$0.02	$0.01	$0.01
30-34			$0.03	$0.03	$0.02	$0.01
35-39			$0.04	$0.03	$0.02	$0.01
40-44			$0.05	$0.04	$0.03	$0.02
45-49			$0.06	$0.04	$0.04	$0.02
50-54			$0.07	$0.05	$0.06	$0.03
55-59			$0.08	$0.05	$0.07	$0.03
60-64			$0.09	$0.05	$0.08	$0.03
65-69			$0.09	$0.05	$0.08	$0.03
70-74			$0.09	$0.05	$0.08	$0.03
75-79			$0.09	$0.05	$0.08	$0.03
80-85			$0.09	$0.05	$0.08	$0.03

APPENDIX B

TABLE 3

FACE AMOUNTS OF $1,000,000 OR MORE

Initial Monthly Charges Per $1,000 of Face Amount

Attained Age	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
	Male	Female	Male	Female	Male	Female
0-4	$0.01	$0.01
5-9	$0.01	$0.01
10-14	$0.01	$0.01
15-17	$0.01	$0.01
18-24			$0.01	$0.01	$0.01	$0.01
25-29			$0.01	$0.01	$0.01	$0.01
30-34			$0.02	$0.02	$0.01	$0.01
35-39			$0.02	$0.02	$0.01	$0.01
40-44			$0.03	$0.02	$0.02	$0.01
45-49			$0.04	$0.02	$0.02	$0.01
50-54			$0.05	$0.03	$0.03	$0.01
55-59			$0.05	$0.03	$0.03	$0.01
60-64			$0.05	$0.03	$0.03	$0.01
65-69			$0.05	$0.03	$0.03	$0.01
70-74			$0.05	$0.03	$0.03	$0.01
75-79			$0.05	$0.03	$0.03	$0.01
80-85			$0.05	$0.03	$0.03	$0.01

VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Smoker” or “Nonsmoker”.

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured’s spouse was included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and smoker or nonsmoker status on the effective date of the rider is used. For a spouse with an Attained Age under 20, reference should be made to the column entitled “Standard”, rather than to the columns entitled “Smoker” or “Nonsmoker”. Spouse riders do not qualify for the lower rates in Table 5.

APPENDIX B

TABLE 4

FACE AMOUNTS OF LESS THAN $250,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$0.03
5-9	$0.03
10-14	$0.04
15-19	$0.04
20-24		$0.05	$0.04
25-29		$0.05	$0.04
30-34		$0.06	$0.04
35-39		$0.06	$0.04
40-44		$0.06	$0.05
45-49		$0.07	$0.05
50-54		$0.07	$0.06
55-59		$0.07	$0.06
60-64		$0.07	$0.07
65-69		$0.07	$0.07
70-74		$0.07	$0.07
75-80		$0.07	$0.07

TABLE 5

FACE AMOUNTS OF $250,000 OR MORE

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Nonsmoker
0-4	$0.02
5-9	$0.03
10-14	$0.03
15-19	$0.03
20-24		$0.04	$0.03
25-29		$0.04	$0.03
30-34		$0.05	$0.03
35-39		$0.05	$0.03
40-44		$0.05	$0.04
45-49		$0.05	$0.04
50-54		$0.05	$0.05
55-59		$0.05	$0.05
60-64		$0.05	$0.05
65-69		$0.05	$0.05
70-74		$0.05	$0.05
75-80		$0.05	$0.05

(This Page Intentionally Left Blank)

The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Contract and the Variable Account. Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports for variable products, which provide a discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the Portfolios. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-THRIVENT (1-800-847-4836). You also may review information about the Contract, the Variable Account, and the Fund at the Securities and Exchange Commission Web site (www.sec.gov) or at the Public Reference Room of the SEC in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 or by sending an e-mail to publicinfo@sec.gov.

1940 Act File No. 811-4602

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent® Life Insurance Company

Thrivent Investment Management®

The variable life contract described herein is issued by Thrivent Life Insurance Company, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP20 (VIP) R5-07

TLIC VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information

Dated May 1, 2007

For

Flexible Premium Variable Life Insurance Contract

Issued by

THRIVENT LIFE INSURANCE COMPANY

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Life Insurance Company (“Thrivent Life”). This SAI is not a prospectus and should be read together with the Prospectus for the Contract dated May 1, 2007. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing Thrivent Life (attention: Customer Service Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

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THRIVENT LIFE AND THE VARIABLE ACCOUNT

Thrivent Life is a stock life insurance company organized on April 20, 1982 under the laws of the State of Minnesota. We are an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), a fraternal benefit society organized under Wisconsin law. Thrivent Life began operating by its current name on or about June 13, 2003. Prior to that date, Thrivent Life did business as Lutheran Brotherhood Variable Insurance Products Company.

TLIC Variable Insurance Account (the “Variable Account”) is a separate account of ours, which was established on November 24, 1984. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

•	the Contract including any attached riders, endorsements or amendments; and

•	the application attached to the Contract, including any applications for increase in Face Amount.

Assignment of Ownership

You may assign your Contract by sending a Written Notice, in good order, to our Service center any time before the death of the Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the Beneficiary’s rights to the benefit. Any Contract loan obtained before an assignment is recorded at our Service center has priority over the assignment. To assign your Contract as collateral for a loan, you must send a Written Notice to our Service center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your Written Notice, or the date we receive it in good order at our Service center if no date appears on the Written Notice. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See “Federal Tax Matters” in the Prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners

If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a Written Notice to our Service center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your Written Notice or the date we receive it, in good order, at our Service center if no date appears on the Written Notice. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

2

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured’s age and gender. If the date of birth or gender shown on the application is wrong, the Death Benefit and/or the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender.

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Accelerated Benefits Rider

Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract’s Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts’ Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or

3

if smaller, that person’s entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments. In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See “FEDERAL TAX MATTERS”.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative and an appointed insurance agent. The financial representative receives commissions and other incentives, which may be substantial, in return for serving as an agent for the sale of the Contracts as well as increases in coverage on existing Contracts. This compensation is separate from, and in addition to, any fee you may be paying for financial advisory or planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for planning and advisory services and acting as an agent of ours for purposes of the sale of the Contract or sales related to increases in coverage.

It is more profitable for us if you purchase products issued by us instead of those issued by other insurance companies. As a result, we typically have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase the coverage under a contract issued by us instead of a contract issued by another company.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase or increase coverage under one product instead of another.

Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase or increase coverage. In addition, we pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we will pay 3% on premiums that exceed the target premium. We determine the target premium, which varies by

4

age, gender and risk classification of the insured at the time of issue as well as by the Face Amount of the Contract. Commissions are not based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales including increases in coverage under Contracts may help the financial representatives in this transaction and/or his or her supervisors qualify for such incentives.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

•	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses relating to these meetings;

•	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

•	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms.

Thrivent Life paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, of Thrivent Investment Mgt. retained $0.

2004	2005	2006
$256,432	$182,207	$174,570,

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements of TLIC Variable Insurance Account A at December 31, 2006 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Life at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Life included in this SAI and registration statement should be considered as bearing only upon the ability of Thrivent Life to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

5

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Life Insurance Company

We have audited the accompanying consolidated balance sheets of Thrivent Life Insurance Company (Thrivent Life) as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of Thrivent Life’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Life’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Life at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 6, 2007

6

Thrivent Life Insurance Company

Consolidated Balance Sheets

December 31, 2006 and 2005

(in thousands)

	2006	2005
Assets
Fixed maturity securities, at fair value	$1,075,403	$1,154,725
Equity securities, at fair value	13,194	—
Contract loans	12,941	12,361
Short-term investments	72,116	150,750
Amounts due from brokers	167	231

Total investments	1,173,821	1,318,067

Cash and cash equivalents	11,238	18,071
Accrued investment income	11,584	11,713
Receivables	4,013	123
Deferred acquisition costs	129,612	139,782
Other assets	3	3
Assets held in separate accounts	2,521,466	2,563,814

Total Assets	$3,851,737	$4,051,573

Liabilities
Future contract benefits	$177,162	$176,273
Contractholder funds	783,124	851,119
Unpaid claims and claim expenses	10,478	12,322
Amounts due to brokers	—	1,019
Securities lending obligation	71,537	150,750
Other liabilities	37,090	40,970
Liabilities related to separate accounts	2,521,466	2,563,814

Total Liabilities	3,600,857	3,796,267

Stockholder’s Equity
Common stock	5,000	5,000
Additional paid-in capital	90,800	90,800
Retained earnings	157,955	161,833
Accumulated other comprehensive loss	(2,875)	(2,327)

Total Stockholder’s Equity	250,880	255,306

Total Liabilities and Stockholder’s Equity	$3,851,737	$4,051,573

The accompanying notes are an integral part of these consolidated financial statements.

7

Thrivent Life Insurance Company

Consolidated Statements of Operations

For the Years Ended December 31, 2006, 2005 and 2004

(in thousands)

	2006	2005	2004
Revenues
Premiums	$14,437	$10,436	$12,547
Net investment income	62,702	58,206	51,332
Realized investment gains (losses), net	(6,193)	(1,295)	1,197
Contract charges	37,295	39,295	41,077
Investment advisory fees and other revenue	51,390	64	—

Total Revenues	159,631	106,706	106,153

Benefits and Expenses
Contract claims and other benefits	23,835	26,452	26,249
Increase (decrease) in contract reserves	2,267	(4,928)	(5,143)
Interest credited	35,449	35,410	32,788

Total benefits	61,551	56,934	53,894

Underwriting, acquisition and insurance expenses	9,946	10,752	14,894
General administrative expenses	28,456	—	—
Amortization of deferred acquisition costs	16,278	16,276	2,282

Total expenses	54,680	27,028	17,176

Total Benefits and Expenses	116,231	83,962	71,070

Income Before Income Taxes	43,400	22,744	35,083

Income tax (benefit) expense	13,278	(831)	9,030

Net Income	$30,122	$23,575	$26,053

The accompanying notes are an integral part of these consolidated financial statements.

8

Thrivent Life Insurance Company

Consolidated Statements of Stockholder’s Equity

For the Years Ended December 31, 2006, 2005 and 2004

(in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total

Balance, January 1, 2004	$5,000	$90,800	$112,205	$8,830	$216,835
Comprehensive Income:
Net income	—	—	26,053	—	26,053
Other comprehensive loss	—	—	—	(669)	(669)

Total comprehensive income					25,384

Balance, December 31, 2004	5,000	90,800	138,258	8,161	242,219
Comprehensive Income:
Net income	—	—	23,575	—	23,575
Other comprehensive loss	—	—	—	(10,488)	(10,488)

Total comprehensive income					13,087

Balance, December 31, 2005	5,000	90,800	161,833	(2,327)	255,306
Dividends to stockholder			(34,000)		(34,000)
Comprehensive Income:
Net income	—	—	30,122	—	30,122
Other comprehensive loss	—	—	—	(548)	(548)

Total comprehensive income					29,574

Balance, December 31, 2006	$5,000	$90,800	$157,955	$(2,875)	$250,880

The accompanying notes are an integral part of these consolidated financial statements.

9

Thrivent Life Insurance Company

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2006, 2005 and 2004

(in thousands)

	2006	2005	2004
Operating Activities
Net Income	$30,122	$23,575	$26,053
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	(955)	(2,981)	(7,806)
Change in contractholder funds	(39,117)	78,146	113,330
Change in deferred acquisition costs	10,575	9,284	(5,491)
Realized investment (gains) losses, net	6,193	1,295	(1,197)
Changes in other assets and liabilities	(4,425)	(10,886)	4,803

Net Cash Provided by Operating Activities	2,393	98,433	129,692

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	572,537	375,077	359,472
Cost of fixed maturity securities acquired	(502,816)	(457,647)	(478,580)
Proceeds from sales of equity securities	2,427	—	2,973
Cost of equity securities acquired	(16,318)	—	—
Contract loans repaid (issued), net	(580)	(141)	621
(Purchases) sales of short-term investments, net	78,632	6,802	(157,532)
Change in collateral held for securities lending	(79,213)	(6,797)	157,547
Other, net	(1,017)	2,417	(16,225)

Net Cash Provided by (Used in) Investing Activities	53,652	(80,289)	(131,724)

Financing Activities
Dividends paid	(34,000)	—	—
Universal life and investment contract receipts	16,174	20,857	14,800
Universal life and investment contract withdrawals	(45,052)	(32,412)	(24,255)

Net Cash Used in Financing Activities	(62,878)	(11,555)	(9,455)

Net Change in Cash and Cash Equivalents	(6,833)	6,589	(11,487)
Cash and Cash Equivalents, Beginning of Year	18,071	11,482	22,969

Cash and Cash Equivalents, End of Year	$11,238	$18,071	$11,482

The accompanying notes are an integral part of these consolidated financial statements.

10

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2006, 2005 and 2004

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Life Insurance Company (“Thrivent Life”) offers primarily variable life insurance and variable annuity products to its customers. Thrivent Life is a wholly owned subsidiary of Thrivent Financial Holdings, Inc. (Holdings), which is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Thrivent Life, together with Thrivent Financial, a fraternal benefit society, provides financial products and services to its members through a network of career financial associates. Thrivent Life is licensed to sell business in 42 states throughout the United States. Thrivent Life has not issued any new contracts since 2003.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting practices used in preparation of the financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Life and its wholly owned subsidiary, Thrivent Asset Management LLC (Asset Mgt.), which commenced operations on January 1, 2006. Asset Mgt. serves as the investment advisor of Thrivent Financial’s family of mutual funds (collectively, the Funds). Substantially all of the revenue and expenses of Asset Mgt. are derived from transactions with affiliated entities. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Investments in fixed maturity securities are classified as available for sale and carried at fair value. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities: Investments in equity securities are classified as available for sale and carried at fair value.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

11

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Loaned securities: Securities loaned under Thrivent Life’s securities lending agreement are included in the Consolidated Balance Sheet. Thrivent Life generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheet. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheet. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income (loss) component of stockholder’s equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Life periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) Thrivent Life’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Life’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market; 7) Thrivent life’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

These costs are primarily amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Life, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based

12

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Separate Accounts, continued

on quoted market prices. Operating results of the separate accounts are not included in the Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits. At December 31, 2006 and 2005, future contract benefits included less than $1 million for these benefits.

Contract Liabilities and Accruals

Reserves for future contract benefits for limited-payment contracts are determined using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

Considerations for limited-payment contracts are recognized as premium when received. Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

Investments Advisory Fee Revenue and Sub-advisor Expenses

Investment advisory revenues are recognized as earned based on the average daily asset values outstanding of managed investments. Subadvisor fees are recorded on trade date basis.

Income Taxes

Thrivent Life is included in the consolidated federal income tax return of Holdings and Holding’s wholly owned subsidiaries. Consolidated federal income tax liabilities or credits, including utilization of loss carryforwards, are allocated among the affiliated members in accordance with a tax-sharing agreement with Holdings.

New Accounting Standards

In November 2005, the FASB issued FASB Staff Positions (FSP) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. This FSP provides impairment guidance for evaluating whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. Thrivent Life adopted this FSP effective January 1, 2006 and the adoption of this guidance did not have a material effect on the consolidated financial statements.

13

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Life’s investments in fixed maturity securities as of December 31 is summarized as follows (in thousands):

		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
December 31, 2006
Loan-backed obligations of U.S. government corporations and agencies	$239,996	$742	$3,513	$237,225
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	30,709	1,138	429	31,418
Corporate and other bonds	603,640	5,092	8,880	599,852
Mortgage & asset-backed securities	208,127	553	1,772	206,908

Total fixed maturity securities	$1,082,472	$7,525	$14,594	$1,075,403

December 31, 2005
Loan-backed obligations of U.S. government corporations and agencies	$343,760	$439	$7,158	$337,041
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	121,032	2,415	1,195	122,252
Corporate and other bonds	560,392	7,244	6,514	561,122
Mortgage & asset-backed securities	135,943	296	1,929	134,310

Total fixed maturity securities	$1,161,127	$10,394	$16,796	$1,154,725

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 (in thousands):

	Less than 12 Months				12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	1	$29,238	$36	2	$144,306	$3,477
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	1	6,292	165	23	9,797	264
Corporate and other bonds	78	137,744	2,201	105	231,203	6,679
Mortgage & asset-backed securities	16	70,131	411	19	70,779	1,361

Total fixed maturity securities	96	$243,405	$2,813	149	$456,085	$11,781

14

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

As of December 31, 2006, gross unrealized losses on fixed maturity securities totaled $14.6 million comprising 245 issuers. The average unrealized loss per security is $60 thousand at December 31, 2006 and the unrealized loss is primarily due to changes in interest rates subsequent to purchase of the security. Based on Thrivent Life’s review of these securities, none of the fixed maturity securities with unrealized losses were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2006 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in thousands).

	Amortized Cost	Fair Value
Due in one year or less	$31,396	$31,292
Due after one year through five years	195,276	195,135
Due after five years through ten years	289,114	287,339
Due after ten years	118,563	117,504
Loan-backed obligations of U.S. government corporations and agencies	239,996	237,225
Mortgage and asset-backed securities	208,127	206,908

Total fixed maturity securities	$1,082,472	$1,075,403

Equity Securities

The cost and fair value of Thrivent Life’s investment in equity securities as of December 31, are summarized as follows (in thousands):

	2006	2005
Cost	$13,777	$—
Gross unrealized gains	—	—
Gross unrealized losses	(583)	—

Fair Value	$13,194	$—

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2006 (in thousands):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	6	$13,194	$583	—	$—	$—

As of December 31, 2006, gross unrealized losses on equity securities totaled $583 thousand comprising 6 issuers. No securities have been in an unrealized loss position for more than 12 months.

15

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31, is summarized as follows (in thousands):

	2006	2005	2004
Fixed maturity securities	$60,514	$56,695	$50,461
Equity securities	859	—	—
Contract loans	915	884	921
Other	949	1,105	859

Subtotal	63,237	58,684	52,241
Investment expenses	535	478	909

Net investment income	$62,702	$58,206	$51,332

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, were as follows (in thousands):

	2006	2005	2004
Net gains (losses) on sales:

Fixed maturity securities
Gross gains	$3,017	$1,879	$4,346
Gross losses	(9,094)	(3,172)	(3,105)
Equity securities
Gross losses	(114)	—	(42)
Provisions for losses	(2)	(2)	(2)

Realized investment gains (losses)	$(6,193)	$(1,295)	$1,197

Proceeds from the sale of investments in fixed maturity securities were $570 million, $358 million and $352 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income (loss) as of December 31, are shown below (in thousands):

	2006	2005
Unrealized investment gains (losses)	$(7,650)	$(6,402)
Deferred acquisition cost adjustment	3,227	2,822
Deferred income taxes	1,548	1,253

Total	$(2,875)	$(2,327)

16

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31, are as follow (in thousands):

	2006	2005	2004
Unrealized investment gains and losses arising during the period on securities available for sale	$(7,441)	$(30,001)	$(276)
Reclassification adjustment for realized gains and losses included in net income	6,193	1,295	(1,197)
Change in deferred acquisition costs due to unrealized investment gains and losses	405	12,571	444
Change in deferred income taxes due to unrealized investment gains and losses	295	5,647	360

Total other comprehensive loss	$(548)	$(10,488)	$(669)

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, were as follows (in thousands):

	2006	2005	2004
Balance at beginning of year	$136,960	$146,244	$140,753
Capitalization of acquisition costs	5,703	6,992	7,773
Acquisition costs amortized	(16,278)	(16,276)	(2,282)

	126,385	136,960	146,244

Adjustment for unrealized investment gains (losses)	3,227	2,822	(9,749)

Balance at end of year	$129,612	$139,782	$136,495

Note 4. Income Taxes

The components of Thrivent Life’s net income tax liability, which is included as a component of other liabilities, as of December 31 were as follows (in thousands):

	2006	2005
Tax payable	$(225)	$(1,543)
Deferred tax liability, net	(33,792)	(36,742)

Total	$(34,017)	$(38,285)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

17

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 4. Income Taxes, continued

Significant components of Thrivent Life’s net deferred tax liability as of December 31, were as follows (in thousands):

	2006	2005
Deferred tax assets:

Loss reserves	$5,601	$6,096
Unrealized investments gains	1,548	1,253
Capital Loss Carryforward	893	—
Other	1,394	1,512

Deferred tax assets	9,436	8,861

Deferred tax liabilities:

Deferred acquisition costs	(42,210)	(45,603)
Other	(125)	—

Deferred tax liabilities	(42,335)	(45,603)

Valuation allowance	(893)	—

Net deferred tax liability	$(33,792)	$(36,742)

Components of the provision for income taxes for the years ended December 31 were as follows (in thousands):

	2006	2005	2004
Current expense	$15,933	$1,459	$5,880
Deferred expense (benefit)	(2,655)	(2,290)	3,150

Total tax expense (benefit)	$13,278	$(831)	$9,030

Thrivent Life’s effective tax rate for the years ended December 31, 2006, 2005 and 2004 was 31%, (4)% and 26%, respectively. The difference between the effective rate and the statutory rate of 35% is due primarily to the dividends received deduction and changes in tax-basis reserve valuations.

At December 31, 2006, Thrivent Life had a capital loss carryforward of $893,000, which expires in 2011 and for which a $893,000 valuation allowance has been recorded.

Note 5. Stockholder’s Equity

The capital stock of Thrivent Life consists of 2,000,000 shares of common stock authorized, issued and outstanding with a par value of $2.50 per share. The amount of dividends that Thrivent Life may pay to its parent without prior approval of the Minnesota Department of Commerce is limited to the greater of ten percent of statutory-basis surplus as of the prior year-end or 100% of statutory-basis gain from operations. In December 2006, Thrivent Life paid dividends to its parent in the amount of $34 million. Statutory-basis net income for the years ended December 31, 2006, 2005 and 2004 was $34 million, $34 million and $16 million, respectively. Statutory-basis capital and surplus as of December 31, 2006 and 2005 was $168 million and $163 million, respectively.

18

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Life, accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Life.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Life’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in contractholder funds in the accompanying Consolidated Balance Sheets.

19

Thrivent Life Insurance Company

Notes to Consolidated Financial Statements, continued

Note 6. Fair Value of Financial Instruments, continued

The carrying value and estimated fair value of Thrivent Life’s financial instruments as of December 31, are as follows (in thousands):

	2006		2005
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$1,075,403	$1,075,403	$1,154,725	$1,154,725
Equity securities	13,194	13,194	—	—
Contract loans	12,941	12,941	12,361	12,361
Short-term investments	72,116	72,116	150,750	150,750
Cash and cash equivalents	11,238	11,238	18,071	18,071
Separate account assets	2,521,466	2,521,466	2,563,814	2,563,814

Financial Liabilities:
Deferred annuities	681,630	680,933	740,767	738,793
Deposit-type contracts	88,241	88,241	97,691	97,691
Separate account liabilities	2,521,466	2,521,466	2,563,814	2,563,814

Note 7. Contingent Liabilities

Thrivent Life is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. Thrivent Life believes adequate provision has been made for any potential losses that may result from these matters. In addition, Thrivent Life is currently reviewing a product tax matter for certain life insurance contracts, which may result in payments to correct any identified issues. The extent of any such payments is not known at this time, but would not be significant to the financial position of Thrivent Life.

Note 8. Related Party Transactions

Thrivent Life has an agreement whereby Thrivent Financial provides administrative and operating functions. Expenses allocated to Thrivent Life under the terms of this agreement totaled $30 million, $9 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, Thrivent Life has a net payable to Thrivent Financial totaling $4 million and $5 million, respectively, which is included in other liabilities on the Consolidated Balance Sheet.

Thrivent Life has an agreement with an affiliate to distribute Thrivent Life’s variable products. Under the terms of the agreement, Thrivent Life paid commissions to the affiliate totaling $3 million, $4 million and $5 million, respectively, during the years ended December 31, 2006, 2005 and 2004.

Beginning January 1, 2006, Thrivent Life, through Asset Mgt., has an agreement with the Funds to provide investment advisory services, accounting and administrative services. Thrivent Life received $51 million in revenues for the year ended December 31, 2006, which are included in investment advisory fees and other revenues on the Consolidated Statement of Operations.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of TLIC Variable Insurance Account A (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yields, Diversified Income Plus, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2006, and the related statements of operations and changes in net assets for the period indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TLIC Variable Insurance Account A at December 31, 2006, and the results of their operations and changes in their net assets for the period indicated, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 13, 2007

21

TLIC Variable Insurance Account A

Statements of Assets and Liabilities

As of December 31, 2006	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$3,091,542	$7,110,797	$4,774,812	$599,061

Total Assets	3,091,542	7,110,797	4,774,812	599,061

Total Liabilities	—	—	—	—

Net Assets	$3,091,542	$7,110,797	$4,774,812	$599,061

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$3,091,542	$7,110,797	$4,774,812	$599,061

Net Assets	$3,091,542	$7,110,797	$4,774,812	$599,061

Accumulation units outstanding	279,120	648,754	441,908	56,332
Unit value (accumulation)	$11.08	$10.96	$10.80	$10.63

Series funds, at cost	$2,938,148	$6,795,433	$4,554,102	$578,472
Series funds shares owned	237,542	561,581	390,702	51,241

As of December 31, 2006	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$9,574	$41,091	$337,384	$167,629

Total Assets	9,574	41,091	337,384	167,629

Total Liabilities	—	—	—	—

Net Assets	$9,574	$41,091	$337,384	$167,629

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$9,574	$41,091	$337,384	$167,629

Net Assets	$9,574	$41,091	$337,384	$167,629

Accumulation units outstanding	834	3,699	30,034	15,351
Unit value (accumulation)	$11.49	$11.11	$11.23	$10.92

Series funds, at cost	$9,099	$38,035	$313,553	$160,245
Series funds shares owned	1,248	3,025	17,242	10,864

The accompanying notes are an integral part of these financial statements.

22

TLIC Variable Insurance Account A

Statements of Assets and Liabilities, continued

As of December 31, 2006	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$153,883	$24,622,587	$706	$139,283

Total Assets	153,883	24,622,587	706	139,283

Total Liabilities	—	—	—	—

Net Assets	$153,883	$24,622,587	$706	$139,283

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$153,883	$24,622,587	$706	$139,283

Net Assets	$153,883	$24,622,587	$706	$139,283

Accumulation units outstanding	13,880	1,263,789	63	12,609
Unit value (accumulation)	$11.09	$19.48	$11.18	$11.05

Series funds, at cost	$145,658	$18,989,011	$661	$130,919
Series funds shares owned	7,141	1,399,703	62	10,666

As of December 31, 2006	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$236,009	$123,195	$17,326,041	$195,856

Total Assets	236,009	123,195	17,326,041	195,856

Total Liabilities	—	—	—	—

Net Assets	$236,009	$123,195	$17,326,041	$195,856

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$236,009	$123,195	$17,326,041	$195,856

Net Assets	$236,009	$123,195	$17,326,041	$195,856

Accumulation units outstanding	21,148	11,300	907,387	17,587
Unit value (accumulation)	$11.16	$10.90	$19.09	$11.14

Series funds, at cost	$225,381	$118,469	$12,381,247	$178,782
Series funds shares owned	17,594	8,186	1,061,495	16,275

The accompanying notes are an integral part of these financial statements.

23

TLIC Variable Insurance Account A

Statements of Assets and Liabilities, continued

As of December 31, 2006	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$95,409,733	$769	$125,809	$697,656

Total Assets	95,409,733	769	125,809	697,656

Total Liabilities	—	—	—	—

Net Assets	$95,409,733	$769	$125,809	$697,656

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$95,409,733	$769	$125,809	$697,656

Net Assets	$95,409,733	$769	$125,809	$697,656

Accumulation units outstanding	1,554,183	69	11,114	63,266
Unit value (accumulation)	$61.39	$11.14	$11.32	$11.03

Series funds, at cost	$102,533,733	$752	$116,701	$662,062
Series funds shares owned	5,733,413	70	9,614	51,683

As of December 31, 2006	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$82,586	$251,699	$321,585	$174,183

Total Assets	82,586	251,699	321,585	174,183

Total Liabilities	—	—	—	—

Net Assets	$82,586	$251,699	$321,585	$174,183

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$82,586	$251,699	$321,585	$174,183

Net Assets	$82,586	$251,699	$321,585	$174,183

Accumulation units outstanding	7,513	22,549	28,305	16,055
Unit value (accumulation)	$10.99	$11.16	$11.36	$10.85

Series funds, at cost	$79,366	$243,580	$299,664	$169,104
Series funds shares owned	7,833	9,940	14,023	10,386

The accompanying notes are an integral part of these financial statements.

24

TLIC Variable Insurance Account A

Statements of Assets and Liabilities, continued

As of December 31, 2006	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$25,375,550	$96,312	$18,702,836	$46,975

Total Assets	25,375,550	96,312	18,702,836	46,975

Total Liabilities	—	—	—	—

Net Assets	$25,375,550	$96,312	$18,702,836	$46,975

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$25,375,550	$96,312	$18,702,836	$46,975

Net Assets	$25,375,550	$96,312	$18,702,836	$46,975

Accumulation units outstanding	690,280	8,822	523,053	4,565
Unit value (accumulation)	$36.76	$10.92	$35.76	$10.29

Series funds, at cost	$35,823,419	$91,685	$18,629,578	$47,093
Series funds shares owned	4,971,991	13,406	1,890,187	4,596

As of December 31, 2006	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$62,647	$8,199	$3,981,904

Total Assets	62,647	8,199	3,981,904

Total Liabilities	—	—	—

Net Assets	$62,647	$8,199	$3,981,904

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$62,647	$8,199	$3,981,904

Net Assets	$62,647	$8,199	$3,981,904

Accumulation units outstanding	6,142	798	1,776,755
Unit value (accumulation)	$10.20	$10.28	$2.24

Series funds, at cost	$62,611	$8,191	$3,981,904
Series funds shares owned	6,317	844	3,981,904

The accompanying notes are an integral part of these financial statements.

25

TLIC Variable Insurance Account A

Statements of Operations

For the year ended December 31, 2006	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$—	$—	$—	$—
Mortality & expense risk charges	(3,840)	(8,864)	(7,116)	(875)

Net investment income (loss)	(3,840)	(8,864)	(7,116)	(875)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	1,003	4,428	2,238	320
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	153,394	315,364	220,710	20,588

Net gain (loss) on investments	154,397	319,792	222,948	20,908

Net increase (decrease) in net assets resulting from operations	$150,557	$310,928	$215,832	$20,033

For the year ended December 31, 2006	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$—	$—
Mortality & expense risk charges	(16)	(71)	(444)	(197)

Net investment income (loss)	(16)	(71)	(444)	(197)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	20	231	131	136
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	476	3,056	23,832	7,384

Net gain (loss) on investments	496	3,287	23,963	7,520

Net increase (decrease) in net assets resulting from operations	$480	$3,216	$23,519	$7,323

For the year ended December 31, 2006	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$—	$29,170	$—	$1,047
Mortality & expense risk charges	(208)	(162,412)	(1)	(264)

Net investment income (loss)	(208)	(133,242)	(1)	783

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	65	1,135,979	8	1,875
Capital gain distributions	—	—	—	1,203
Change in unrealized appreciation (depreciation) of investments	8,225	949,711	45	8,364

Net gain (loss) on investments	8,290	2,085,690	53	11,442

Net increase (decrease) in net assets resulting from operations	$8,082	$1,952,448	$52	$12,225

The accompanying notes are an integral part of these financial statements.

26

TLIC Variable Insurance Account A

Statements of Operations, continued

For the year ended December 31, 2006	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$—	$—	$242,539	$—
Mortality & expense risk charges	(271)	(153)	(102,485)	(357)

Net investment income (loss)	(271)	(153)	140,054	(357)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	208	18	645,531	128
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	10,628	4,725	2,417,969	17,073

Net gain (loss) on investments	10,836	4,743	3,063,500	17,201

Net increase (decrease) in net assets resulting from operations	$10,565	$4,590	$3,203,554	$16,844

For the year ended December 31, 2006	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$512,562	$—	$—	$—
Mortality & expense risk charges	(599,755)	(1)	(188)	(899)

Net investment income (loss)	(87,193)	(1)	(188)	(899)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(2,289,516)	13	134	1,117
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	7,961,767	17	9,109	35,594

Net gain (loss) on investments	5,672,251	30	9,243	36,711

Net increase (decrease) in net assets resulting from operations	$5,585,058	$29	$9,055	$35,812

For the year ended December 31, 2006	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$—	$—	$—	$—
Mortality & expense risk charges	(98)	(223)	(411)	(185)

Net investment income (loss)	(98)	(223)	(411)	(185)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	355	30	336	21
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	3,220	8,119	21,921	5,079

Net gain (loss) on investments	3,575	8,149	22,257	5,100

Net increase (decrease) in net assets resulting from operations	$3,477	$7,926	$21,846	$4,915

The accompanying notes are an integral part of these financial statements.

27

TLIC Variable Insurance Account A

Statements of Operations, continued

For the year ended December 31, 2006	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$2,109,685	$—	$1,034,649	$303
Mortality & expense risk charges	(158,477)	(125)	(119,237)	(39)

Net investment income (loss)	1,951,208	(125)	915,412	264

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(2,224,273)	47	(30,136)	3
Capital gain distributions	—	—	127,713	—
Change in unrealized appreciation (depreciation) of investments	2,683,047	4,628	(107,544)	(118)

Net gain (loss) on investments	458,774	4,675	(9,967)	(115)

Net increase (decrease) in net assets resulting from operations	$2,409,982	$4,550	$905,445	$149

For the year ended December 31, 2006	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$579	$53	$193,236
Mortality & expense risk charges	(76)	(7)	(24,478)

Net investment income (loss)	503	46	168,758

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	9	—	—
Capital gain distributions	—	—	—
Change in unrealized appreciation (depreciation) of investments	36	9	—

Net gain (loss) on investments	45	9	—

Net increase (decrease) in net assets resulting from operations	$548	$55	$168,758

The accompanying notes are an integral part of these financial statements.

28

TLIC Variable Insurance Account A

Statements of Changes in Net Assets

For the years ended, except as indicated	Aggressive Allocation Subaccount 12/31/2006	Moderately Aggressive Allocation Subaccount 12/31/2006	Moderate Allocation Subaccount 12/31/2006	Moderately Conservative Allocation Subaccount 12/31/2006
Operations:
Net investment income (loss)	$(3,840)	$(8,864)	$(7,116)	$(875)
Net realized gains (loss) on investments	1,003	4,428	2,238	320
Change in net unrealized appreciation (depreciation) on investments	153,394	315,364	220,710	20,588

Net Change in Net Assets from Operations	150,557	310,928	215,832	20,033

Unit Transactions:
Proceeds from units issued	63,921	63,988	40,729	2,089
Death benefits	—	—	—	—
Surrenders and terminations	(18,075)	(13,559)	(41,357)	(22,283)
Cost of insurance and administrative charges	(21,991)	(44,433)	(36,323)	(4,638)
Policy loans	19,842	2,824	18,059	8,443
Transfers between subaccounts	2,897,288	6,791,049	4,577,872	595,417

Net Change in Net Assets from Unit Transactions	2,940,985	6,799,869	4,558,980	579,028

Net Change in Net Assets	3,091,542	7,110,797	4,774,812	599,061
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$3,091,542	$7,110,797	$4,774,812	$599,061

For the years ended, except as indicated	Technology Subaccount 12/31/2006	Partner Small Cap Growth Subaccount 12/31/2006	Partner Small Cap Value Subaccount 12/31/2006	Small Cap Stock Subaccount 12/31/2006
Operations:
Net investment income (loss)	$(16)	$(71)	$(444)	$(197)
Net realized gains (loss) on investments	20	231	131	136
Change in net unrealized appreciation (depreciation) on investments	476	3,056	23,832	7,384

Net Change in Net Assets from Operations	480	3,216	23,519	7,323

Unit Transactions:
Proceeds from units issued	347	378	6,560	4,605
Death benefits	—	—	—	—
Surrenders and terminations	—	(304)	(305)	(302)
Cost of insurance and administrative charges	(58)	(192)	(4,236)	(622)
Policy loans	—	—	272	290
Transfers between subaccounts	8,805	37,993	311,574	156,335

Net Change in Net Assets from Unit Transactions	9,094	37,875	313,865	160,306

Net Change in Net Assets	9,574	41,091	337,384	167,629
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$9,574	$41,091	$337,384	$167,629

The accompanying notes are an integral part of these financial statements.

Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

29

TLIC Variable Insurance Account A

Statements of Changes in Net Assets, continued

	Small Cap Index Subaccount 12/31/2006	Mid Cap Growth Subaccount		Mid Cap Growth II Subaccount 12/31/2006
For the years ended, except as indicated		12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$(208)	$(133,242)	$(153,974)	$(1)
Net realized gains (loss) on investments	65	1,135,979	256,174	8
Change in net unrealized appreciation (depreciation) on investments	8,225	949,711	2,530,185	45

Net Change in Net Assets from Operations	8,082	1,952,448	2,632,385	52

Unit Transactions:
Proceeds from units issued	1,159	2,043,042	2,216,226	54
Death benefits	—	(39,685)	(196,324)	—
Surrenders and terminations	—	(1,940,737)	(1,999,398)	—
Cost of insurance and administrative charges	(668)	(1,301,186)	(1,403,105)	(20)
Policy loans	70	(226,527)	(168,645)	—
Transfers between subaccounts	145,240	(3,278,742)	409,177	620

Net Change in Net Assets from Unit Transactions	145,801	(4,743,835)	(1,142,069)	654

Net Change in Net Assets	153,883	(2,791,387)	1,490,316	706
Net Assets Beginning of Period	—	27,413,974	25,923,658	—

Net Assets End of Period	$153,883	$24,622,587	$27,413,974	$706

For the years ended, except as indicated	Partner Mid Cap Value Subaccount 12/31/2006	Mid Cap Stock Subaccount 12/31/2006	Mid Cap Index Subaccount 12/31/2006
Operations:
Net investment income (loss)	$783	$(271)	$(153)
Net realized gains (loss) on investments	3,078	208	18
Change in net unrealized appreciation (depreciation) on investments	8,364	10,628	4,725

Net Change in Net Assets from Operations	12,225	10,565	4,590

Unit Transactions:
Proceeds from units issued	844	9,320	758
Death benefits	—	—	—
Surrenders and terminations	(21,043)	(1,249)	—
Cost of insurance and administrative charges	(719)	(1,673)	(576)
Policy loans	263	475	24
Transfers between subaccounts	147,713	218,571	118,399

Net Change in Net Assets from Unit Transactions	127,058	225,444	118,605

Net Change in Net Assets	139,283	236,009	123,195
Net Assets Beginning of Period	—	—	—

Net Assets End of Period	$139,283	$236,009	$123,195

The accompanying notes are an integral part of these financial statements.

Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

30

TLIC Variable Insurance Account A

Statements of Changes in Net Assets, continued

	Partner International Stock Subaccount		Partner All Cap Subaccount 12/31/2006
For the years ended, except as indicated	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$140,054	$75,002	$(357)
Net realized gains (loss) on investments	645,531	67,563	128
Change in net unrealized appreciation (depreciation) on investments	2,417,969	1,719,492	17,073

Net Change in Net Assets from Operations	3,203,554	1,862,057	16,844

Unit Transactions:
Proceeds from units issued	1,134,368	1,183,002	2,865
Death benefits	(48,410)	(118,310)	—
Surrenders and terminations	(1,128,043)	(1,091,571)	—
Cost of insurance and administrative charges	(811,554)	(805,838)	(3,037)
Policy loans	(241,791)	(89,519)	239
Transfers between subaccounts	(949,236)	1,143,955	178,945

Net Change in Net Assets from Unit Transactions	(2,044,666)	221,719	179,012

Net Change in Net Assets	1,158,888	2,083,776	195,856
Net Assets Beginning of Period	16,167,153	14,083,377	—

Net Assets End of Period	$17,326,041	$16,167,153	$195,856

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount 12/31/2006	Partner Growth Stock Subaccount 12/31/2006
For the years ended, except as indicated	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$(87,193)	$213,456	$(1)	$(188)
Net realized gains (loss) on investments	(2,289,516)	(2,279,341)	13	134
Change in net unrealized appreciation (depreciation) on investments	7,961,767	8,340,122	17	9,109

Net Change in Net Assets from Operations	5,585,058	6,274,237	29	9,055

Unit Transactions:
Proceeds from units issued	6,297,542	6,769,261	22	2,199
Death benefits	(803,094)	(304,977)	—	—
Surrenders and terminations	(5,351,938)	(6,907,754)	—	—
Cost of insurance and administrative charges	(4,518,101)	(5,160,746)	(5)	(853)
Policy loans	(363,497)	(175,531)	—	62
Transfers between subaccounts	(10,408,851)	(2,315,697)	723	115,346

Net Change in Net Assets from Unit Transactions	(15,147,939)	(8,095,444)	740	116,754

Net Change in Net Assets	(9,562,881)	(1,821,207)	769	125,809
Net Assets Beginning of Period	104,972,614	106,793,821	—	—

Net Assets End of Period	$95,409,733	$104,972,614	$769	$125,809

The accompanying notes are an integral part of these financial statements.

Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

31

TLIC Variable Insurance Account A

Statements of Changes in Net Assets, continued

For the years ended, except as indicated	Large Cap Value Subaccount 12/31/2006	Large Cap Stock Subaccount 12/31/2006	Large Cap Index Subaccount 12/31/2006	Real Estate Securities Subaccount 12/31/2006
Operations:
Net investment income (loss)	$(899)	$(98)	$(223)	$(411)
Net realized gains (loss) on investments	1,117	355	30	336
Change in net unrealized appreciation (depreciation) on investments	35,594	3,220	8,119	21,921

Net Change in Net Assets from Operations	35,812	3,477	7,926	21,846

Unit Transactions:
Proceeds from units issued	14,278	371	5,738	4,737
Death benefits	—	—	—	—
Surrenders and terminations	(24,153)	(2,097)	—	(2,106)
Cost of insurance and administrative charges	(5,494)	(230)	(1,007)	(2,382)
Policy loans	22,004	297	(13)	(1,216)
Transfers between subaccounts	655,209	80,768	239,055	300,706

Net Change in Net Assets from Unit Transactions	661,844	79,109	243,773	299,739

Net Change in Net Assets	697,656	82,586	251,699	321,585
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$697,656	$82,586	$251,699	$321,585

	Balanced Subaccount 12/31/2006	High Yield Subaccount		Diversified Income Plus Subaccount 12/31/2006
For the years ended, except as indicated		12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$(185)	$1,951,208	$2,082,806	$(125)
Net realized gains (loss) on investments	21	(2,224,273)	(1,546,580)	47
Change in net unrealized appreciation (depreciation) on investments	5,079	2,683,047	387,989	4,628

Net Change in Net Assets from Operations	4,915	2,409,982	924,215	4,550

Unit Transactions:
Proceeds from units issued	252	1,772,502	2,024,221	3,270
Death benefits	—	(324,860)	(278,066)	—
Surrenders and terminations	—	(1,397,380)	(1,779,310)	—
Cost of insurance and administrative charges	(595)	(1,386,610)	(1,655,204)	(813)
Policy loans	—	(130,299)	(105,320)	406
Transfers between subaccounts	169,611	(2,854,070)	(782,886)	88,899

Net Change in Net Assets from Unit Transactions	169,268	(4,320,717)	(2,576,565)	91,762

Net Change in Net Assets	174,183	(1,910,735)	(1,652,350)	96,312
Net Assets Beginning of Period	—	27,286,285	28,938,635	—

Net Assets End of Period	$174,183	$25,375,550	$27,286,285	$96,312

The accompanying notes are an integral part of these financial statements.

Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

32

TLIC Variable Insurance Account A

Statements of Changes in Net Assets, continued

	Income Subaccount		Bond Index Subaccount 12/31/2006	Limited Maturity Bond Subaccount 12/31/2006
For the years ended, except as indicated	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$915,412	$868,883	$264	$503
Net realized gains (loss) on investments	97,577	119,227	3	9
Change in net unrealized appreciation (depreciation) on investments	(107,544)	(633,773)	(118)	36

Net Change in Net Assets from Operations	905,445	354,337	149	548

Unit Transactions:
Proceeds from units issued	1,264,860	1,301,348	289	267
Death benefits	(280,884)	(190,992)	—	—
Surrenders and terminations	(759,780)	(1,091,081)	—	(1,038)
Cost of insurance and administrative charges	(1,072,076)	(1,263,621)	(155)	(220)
Policy loans	(58,795)	(27,177)	615	24
Transfers between subaccounts	(2,129,280)	(112,459)	46,077	63,066

Net Change in Net Assets from Unit Transactions	(3,035,955)	(1,383,982)	46,826	62,099

Net Change in Net Assets	(2,130,510)	(1,029,645)	46,975	62,647
Net Assets Beginning of Period	20,833,346	21,862,991	—	—

Net Assets End of Period	$18,702,836	$20,833,346	$46,975	$62,647

	Mortgage Securities Subaccount 12/31/2006	Money Market Subaccount
For the years ended, except as indicated		12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$46	$168,758	$99,737
Net realized gains (loss) on investments	—	—	—
Change in net unrealized appreciation (depreciation) on investments	9	—	—

Net Change in Net Assets from Operations	55	168,758	99,737

Unit Transactions:
Proceeds from units issued	196	426,855	487,547
Death benefits	—	(27,868)	(7,110)
Surrenders and terminations	—	(532,740)	(1,000,022)
Cost of insurance and administrative charges	(13)	(383,433)	(450,183)
Policy loans	—	7,031	1,290
Transfers between subaccounts	7,961	(67,589)	640,992

Net Change in Net Assets from Unit Transactions	8,144	(577,744)	(327,486)

Net Change in Net Assets	8,199	(408,986)	(227,749)
Net Assets Beginning of Period	—	4,390,890	4,618,639

Net Assets End of Period	$8,199	$3,981,904	$4,390,890

The accompanying notes are an integral part of these financial statements.

Certain subaccounts commenced operations during 2006 as disclosed in the accompanying notes.

33

TLIC Variable Insurance Account A

Notes to Financial Statements

December 31, 2006

(1) Organization

The TLIC Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Life Insurance Company (TLIC). TLIC offers financial services to Lutherans and through it’s parent, Thrivent Financial Holdings, Inc., a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial), a fraternal benefit society. The Variable Account contains 31 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (the Fund) as follows:

Subaccount	Series
Aggressive Allocation (a)	Thrivent Series Fund, Inc. – Aggressive Allocation Portfolio
Moderately Aggressive Allocation (a)	Thrivent Series Fund, Inc. – Moderately Aggressive Allocation Portfolio
Moderate Allocation (a)	Thrivent Series Fund, Inc. – Moderate Allocation Portfolio
Moderately Conservative Allocation (a)	Thrivent Series Fund, Inc. – Moderately Conservative Allocation Portfolio
Technology (a)	Thrivent Series Fund, Inc. – Technology Portfolio
Partner Small Cap Growth (a)	Thrivent Series Fund, Inc. – Partner Small Cap Growth Portfolio
Partner Small Cap Value (a)	Thrivent Series Fund, Inc. – Partner Small Cap Value Portfolio
Small Cap Stock (a)	Thrivent Series Fund, Inc. – Small Cap Stock Portfolio
Small Cap Index (a)	Thrivent Series Fund, Inc. – Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. – Mid Cap Growth Portfolio (b)
Mid Cap Growth II (a)	Thrivent Series Fund, Inc. – Mid Cap Growth II Portfolio
Partner Mid Cap Value (a)	Thrivent Series Fund, Inc. – Partner Mid Cap Value Portfolio
Mid Cap Stock (a)	Thrivent Series Fund, Inc. – Mid Cap Stock Portfolio
Mid Cap Index (a)	Thrivent Series Fund, Inc. – Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc. – Partner International Stock Portfolio
Partner All Cap (a)	Thrivent Series Fund, Inc. – Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. – Large Cap Growth Portfolio
Large Cap Growth II (a)	Thrivent Series Fund, Inc. – Large Cap Growth II Portfolio
Partner Growth Stock (a)	Thrivent Series Fund, Inc. – Partner Growth Stock Portfolio
Large Cap Value (a)	Thrivent Series Fund, Inc. – Large Cap Value Portfolio
Large Cap Stock (a)	Thrivent Series Fund, Inc. – Large Cap Stock Portfolio
Large Cap Index (a)	Thrivent Series Fund, Inc. – Large Cap Index Portfolio
Real Estate Securities (a)	Thrivent Series Fund, Inc. – Real Estate Securities Portfolio
Balanced (a)	Thrivent Series Fund, Inc. – Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. – High Yield Portfolio
Diversified Income Plus (c)	Thrivent Series Fund, Inc. – Diversified Income Plus Portfolio
Income	Thrivent Series Fund, Inc. – Income Portfolio
Bond Index (a)	Thrivent Series Fund, Inc. – Bond Index Portfolio
Limited Maturity Bond (a)	Thrivent Series Fund, Inc. – Limited Maturity Bond Portfolio
Mortgage Securities (a)	Thrivent Series Fund, Inc. – Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. – Money Market Portfolio

(a)	Since inception, August 7, 2006

(b)	Lutheran Brotherhood (LB) Series Fund, Inc.—Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc.—Mid Cap Growth Portfolio as of April 30, 2004.

(c)	Formerly known as High Yield II, name change effective June 30, 2006

34

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(1) Organization, continued

The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by TLIC. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of TLIC. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of TLIC.

(2) Significant Accounting Policies

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

TLIC is taxed as a life insurance company and includes its single premium variable life insurance operations in its tax return. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the accounts to the extent the earnings are credited under the contracts. Based on this, TLIC anticipates no tax liability resulting from operations of the Variable Account and no provision for income taxes has been charged against the Variable Account. TLIC will periodically review the status of this policy in the event of changes in the tax law and reserves the right to charge for taxes in the future.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by TLIC less deductions for sales distribution expenses of 3% and premium taxes of 2% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by TLIC for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate TLIC for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

35

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(3) Expense Charges, continued

A transfer fee of $20 is deducted upon each transfer in excess of twelve per contract year for VUL contracts only.

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less.

Interest accrues daily at an annual rate of 7.4% on policy loans. Interest charges are deducted in advance at the time any loan is made (for the rest of the contract year) and on each contract anniversary thereafter.

A charge is deducted from the cash value of the contract to compensate TLIC for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount. The charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease charge is zero after fifteen years. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2006, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Funds. The Funds’ advisory agreement provides for fees as a percent of the average net assets for each subaccount, as show below.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.14%
Moderate Allocation	0.14%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.68%
Small Cap Index	0.33%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.68%
Mid Cap Index	0.35%
Partner International Stock	0.81%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.63%
Large Cap Index	0.30%
Real Estate Securities	0.80%
Balanced	0.32%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

36

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2004	—	—	—	—	—	—
Units Issued	—	—	—	—	—	—
Units Redeemed	—	—	—	—	—	—

Units Outstanding at December 31, 2005	—	—	—	—	—	—
Units Issued	290,280	676,039	456,677	58,968	869	3,992
Units Redeemed	(11,160)	(27,285)	(14,769)	(2,636)	(35)	(293)

Units Outstanding at December 31, 2006	279,120	648,754	441,908	56,332	834	3,699

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2004	—	—	—	1,589,106	—	—
Units Issued	—	—	—	268,402	—	—
Units Redeemed	—	—	—	(338,139)	—	—

Units Outstanding at December 31, 2005	—	—	—	1,519,369	—	—
Units Issued	30,855	15,615	14,065	231,874	220	14,802
Units Redeemed	(821)	(264)	(185)	(487,454)	(157)	(2,193)

Units Outstanding at December 31, 2006	30,034	15,351	13,880	1,263,789	63	12,609

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2004	—	—	1,006,931	—	1,963,159	—
Units Issued	—	—	228,662	—	211,996	—
Units Redeemed	—	—	(212,957)	—	(361,083)	—

Units Outstanding at December 31, 2005	—	—	1,022,636	—	1,814,072	—
Units Issued	21,859	11,538	199,576	18,232	186,029	101
Units Redeemed	(711)	(238)	(314,825)	(645)	(445,918)	(32)

Units Outstanding at December 31, 2006	21,148	11,300	907,387	17,587	1,554,183	69

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2004	—	—	—	—	—	—
Units Issued	—	—	—	—	—	—
Units Redeemed	—	—	—	—	—	—

Units Outstanding at December 31, 2005	—	—	—	—	—	—
Units Issued	11,473	66,999	8,442	22,693	29,587	16,129
Units Redeemed	(359)	(3,733)	(929)	(144)	(1,282)	(74)

Units Outstanding at December 31, 2006	11,114	63,266	7,513	22,549	28,305	16,055

37

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(4) Unit Activity, continued

Transactions in units (including transfers among subaccounts) were as follows:

	High Yield	Diversified Income Plus	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2004	892,377	—	651,462	—	—	—
Units Issued	100,707	—	76,356	—	—	—
Units Redeemed	(179,322)	—	(117,335)	—	—	—

Units Outstanding at December 31, 2005	813,762	—	610,483	—	—	—
Units Issued	85,714	9,067	66,327	4,642	7,224	799
Units Redeemed	(209,196)	(245)	(153,757)	(77)	(1,082)	(1)

Units Outstanding at December 31, 2006	690,280	8,822	523,053	4,565	6,142	798

	Money Market
Units Outstanding at December 31, 2004	2,195,668
Units Issued	953,208
Units Redeemed	(1,107,201)

Units Outstanding at December 31, 2005	2,041,675
Units Issued	805,476
Units Redeemed	(1,070,396)

Units Outstanding at December 31, 2006	1,776,755

38

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2006 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$2,996,269	$59,124
Moderately Aggressive Allocation	6,918,977	127,972
Moderate Allocation	4,627,783	75,919
Moderately Conservative Allocation	589,154	11,002
Technology	9,466	387
Partner Small Cap Growth	40,983	3,180
Partner Small Cap Value	315,849	2,428
Small Cap Stock	162,321	2,213
Small Cap Index	146,674	1,081
Mid Cap Growth	1,045,213	5,922,286
Mid Cap Growth II	989	336
Partner Mid Cap Value	153,082	24,038
Mid Cap Stock	230,600	5,427
Mid Cap Index	119,137	686
Partner International Stock	1,008,083	2,912,698
Partner All Cap	181,347	2,692
Large Cap Growth	1,790,222	17,025,356
Large Cap Growth II	1,082	343
Partner Growth Stock	118,893	2,326
Large Cap Value	689,937	28,992
Large Cap Stock	88,989	9,978
Large Cap Index	244,476	926
Real Estate Securities	304,000	4,672
Balanced	169,867	784
High Yield	2,495,357	4,864,866
Diversified Income Plus	93,626	1,988
Income	1,542,518	3,535,347
Bond Index	47,850	760
Limited Maturity Bond	73,427	10,825
Mortgage Securities	8,210	19
Money Market	1,181,821	1,590,807

39

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2006, follows:

Subaccount	2006	2005	2004	2003	2002
Aggressive Allocation
Units	279,120
Unit value	$11.08
Net assets	$3,091,542
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	10.76%

Moderately Aggressive Allocation
Units	648,754
Unit value	$10.96
Net assets	$7,110,797
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	9.61%

Moderate Allocation
Units	441,908
Unit value	$10.80
Net assets	$4,774,812
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	8.05%

Moderately Conservative Allocation
Units	56,332
Unit value	$10.63
Net assets	$599,061
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	6.34%

Technology
Units	834
Unit value	$11.49
Net assets	$9,574
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	14.87%

Partner Small Cap Growth
Units	3,699
Unit value	$11.11
Net assets	$41,091
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	11.10%

40

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Partner Small Cap Value
Units	30,034
Unit value	$11.23
Net assets	$337,384
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	12.33%

Small Cap Stock
Units	15,351
Unit value	$10.92
Net assets	$167,629
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	9.20%

Small Cap Index
Units	13,880
Unit value	$11.09
Net assets	$153,883
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	10.87%

Mid Cap Growth
Units	1,263,789	1,519,369	1,589,106	839,724	795,830
Unit value	$19.48	$18.04	$16.31	$14.74	$10.91
Net assets	$24,622,587	$27,413,974	$25,923,658	$12,375,655	$8,680,708
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.11%	0.00%	0.00%	0.00%	0.15%
Total return (c)	7.98%	10.60%	10.69%	35.11%	(26.53)%

Mid Cap Growth II
Units	63
Unit value	$11.18
Net assets	$706
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	11.80%

Partner Mid Cap Value
Units	12,609
Unit value	$11.05
Net assets	$139,283
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.94%
Total return (c)	10.46%

41

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Mid Cap Stock
Units	21,148
Unit value	$11.16
Net assets	$236,009
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	11.60%

Mid Cap Index
Units	11,300
Unit value	$10.90
Net assets	$123,195
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	9.02%

Partner International Stock
Units	907,387	1,022,636	1,006,931	966,023	986,451
Unit value	$19.09	$15.81	$13.99	$12.17	$9.32
Net assets	$17,326,041	$16,167,153	$14,083,377	$11,753,458	$9,197,983
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.42%	1.12%	1.34%	1.45%	0.52%
Total return (c)	20.75%	13.03%	14.96%	30.49%	(17.93)%

Partner All Cap
Units	17,587
Unit value	$11.14
Net assets	$195,856
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	11.36%

Large Cap Growth
Units	1,554,183	1,814,072	1,963,159	2,063,993	2,132,066
Unit value	$61.39	$57.87	$54.40	$50.83	$39.18
Net assets	$95,409,733	$104,972,614	$106,793,821	$104,902,486	$83,541,575
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.51%	0.81%	0.51%	0.53%	0.61%
Total return (c)	6.08%	6.37%	7.03%	29.71%	(30.42)%

Large Cap Growth II
Units	69
Unit value	$11.14
Net assets	$769
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	11.42%

42

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Partner Growth Stock
Units	11,114
Unit value	$11.32
Net assets	$125,809
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	13.20%

Large Cap Value
Units	63,266
Unit value	$11.03
Net assets	$697,656
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	10.27%

Large Cap Stock
Units	7,513
Unit value	$10.99
Net assets	$82,586
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	9.93%

Large Cap Index
Units	22,549
Unit value	$11.16
Net assets	$251,699
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	11.63%

Real Estate Securities
Units	28,305
Unit value	$11.36
Net assets	$321,585
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	13.62%

Balanced
Units	16,055
Unit value	$10.85
Net assets	$174,183
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	8.49%

43

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
High Yield
Units	690,280	813,762	892,377	941,665	991,215
Unit value	$36.76	$33.53	$32.43	$29.62	$23.28
Net assets	$25,375,550	$27,286,285	$28,938,635	$27,892,237	$23,075,912
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	7.97%	8.03%	8.13%	9.01%	12.37%
Total return (c)	9.63%	3.40%	9.48%	27.23%	(9.19)%

Diversified Income Plus
Units	8,822
Unit value	$10.92
Net assets	$96,312
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	0.00%
Total return (c)	9.17%

Income
Units	523,053	610,483	651,462	706,612	748,620
Unit value	$35.76	$34.13	$33.56	$32.23	$29.88
Net assets	$18,702,836	$20,833,346	$21,862,991	$22,777,403	$22,372,087
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	5.20%	4.68%	4.36%	4.47%	5.73%
Total return (c)	4.78%	1.69%	4.11%	7.86%	5.11%

Bond Index
Units	4,565
Unit value	$10.29
Net assets	$46,975
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	1.83%
Total return (c)	2.90%

Limited Maturity Bond
Units	6,142
Unit value	$10.20
Net assets	$62,647
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	1.79%
Total return (c)	1.99%

Mortgage Securities
Units	798
Unit value	$10.28
Net assets	$8,199
Ratio of expenses to net assets (a)	0.60%
Investment income ratio (b)	1.88%
Total return (c)	2.77%

44

TLIC Variable Insurance Account A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Money Market
Units	1,776,755	2,041,675	2,195,668	2,715,513	2,917,471
Unit value	$2.24	$2.15	$2.10	$2.10	$2.09
Net assets	$3,981,904	$4,390,890	$4,618,639	$5,691,148	$6,100,043
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	4.73%	2.81%	0.96%	0.84%	1.64%
Total return (c)	4.19%	2.24%	0.37%	0.24%	0.90%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

45

PART C: OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)	Resolutions of Board of Directors of the Depositor authorizing the establishment of the Registrant (2)

(a)(ii)	Resolution of Board of Directors of the Depositor authorizing Registrant to change its name (4)

(b)	Custodian Agreements—Not applicable

(c)(i)	Form of Principal Underwriting Agreement Between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) (5)

(c)(ii)	Form of Agreement between Principal Underwriter and Registered Representative with respect to the sale of the Contracts (2)

(d)(i)	Form of Contract (1)(2)

(d)(2)	Available Contract Riders (1)(2)

(e)	Contract Application Form (2)

(f)(i)	Depositor’s Articles of Incorporation and Bylaws (2)

(f)(ii)	Certificate of Amendment of Certificate of Incorporation of Depositor dated June 13, 2003 (7)

(g)	Reinsurance Contracts (6)

(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., Dated December 15, 2003 (7)

(i)	Administrative Contracts—Not applicable

(j)	Other Material Contracts—Not applicable

(k)	Opinion and Consent of Counsel *

(l)	Actuarial Opinion—Not applicable

(m)	Calculation—Not applicable

(n)(i)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP *

(o)	Omitted Financial Statements—Not applicable

(p)	Initial Capital Agreements—Not applicable

(q)	Redeemability Exemption (*)

(r)	Powers of Attorney Karl D. Anderson, David M. Anderson, Pamela J. Moret, Susan Oberman Smith, Paul B. Zastrow. (8)

*	Filed herewith

(1)	Incorporated by reference from post-effective amendment No. 20 to Registrant’s Registration Statement on Form S-6, Registration No. 33-3243, filed on February 28, 1997.

(2)	Incorporated by reference from post-effective amendment No. 22 to Registrant’s Registration Statement on Form S-6, Registration No. 33-3243, filed on April 29, 1998.

(3)	Incorporated by reference from post-effective amendment No. 28 to Registrant’s Registration Statement on Form S-6, Registration No. 33-3243, filed on April 30, 2002.

(4)	Incorporated by reference from post-effective amendment No. 8 to Registrant’s Registration Statement on Form S-6, Registration No. 333-31011, filed on August 29, 2002.

(5)	Incorporated by reference from post-effective amendment No. 29 to Registration Statement on Form N-6, Registration No. 33-3243, filed on February 27, 2003.

(6)	Incorporated by reference from initial Registration Statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on February 26, 2003.

(7)	Incorporated by reference from post-effective amendment No. 31 to Registrant’s Registration Statement on Form N-6, Registration No. 33-3242, filed on April 19, 2004.

(8)	Incorporated by reference from post-effective amendment No. 33 to Registrant’s Registration Statement on Form N-6, Registration No. 33-3234, filed on April 20, 2006.

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	President and Chief Executive Officer
Pamela J. Moret	Director and Executive Vice President
David M. Anderson	Director and Senior Vice President
Karl. D. Anderson	Director and Vice President
Susan Oberman Smith	Director, Vice President and Actuary
Paul B. Zastrow	Director and Treasurer
James A. Thomsen	Executive Vice President
Russell W. Swansen	Senior Vice President and Chief Investment Officer
Christopher J. Kopka	Vice President and Chief Compliance Officer
Katie S. Kloster	Vice President and Rule 38a-1 Chief Compliance Officer
James M. Odland	Vice President, General Counsel and Secretary
Julaine N. Murrow	Vice President
Brian N. Picard	Privacy Officer
Mark L. Simenstad	Vice President
Kelly J.R. Bretz	Assistant Vice President
George D. Light Jr.	Assistant Vice President
Donn B. Satrom	Assistant Vice President

Name and Principal Business Address	Positions and Offices with Depositor
Rodney D. Bacon	Assistant Treasurer
Kurt S. Tureson	Assistant Treasurer
Cynthia J. Nigbur	Assistant Secretary

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor in 1984 pursuant to the laws of the State of Minnesota. The Depositor is a stock life insurance company organized under the laws of the State of Minnesota. The Depositor is an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), which is a fraternal benefit society organized under the laws of the State of Wisconsin. Thrivent Financial has no stockholders and is not subject to the control of any affiliated persons.

The following chart shows the relationship of the Depositor to each wholly-owned direct and indirect subsidiary of Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; general business corporation)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent)	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance company)

	Thrivent Insurance Agency Inc. ’(Minnesota corp.; licensed life and health insurance agency)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Financial Lifelong Resources Inc. (Minnesota corp.; engaged in educational-type business)

Wholly-owned Subsidiary of Thrivent Life Insurance Company		Thrivent Asset Management LLC (DE limited liability co; investment adviser).

Item 29.	Indemnification

Article X of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Other Activity. Thrivent Investment Mgt. is the principal underwriter of the contracts.

(b)	Management. The directors and principal officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Randall L. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Jennifer R. Relien	General Counsel and Secretary

Christopher J. Kopka	Vice President and Chief Compliance Officer

4

Name and Principal Business Address	Positions and Offices with Underwriter
Brian W. Picard 4321 North Ballard Road Appleton, WI 549193	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Karl D. Anderson	Vice President

Nancy A. Jansen	Vice President

Katie S. Kloster	Vice President IC and IA Chief Compliance Officer

Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President

Park G. Jarrett, III	Vice President

David J. Kloster	Assistant Vice President

Kevin J. Larson	Assistant Secretary

Cynthia J. Nigbur	Assistant Secretary

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Secretary

(c)	Compensation from Registrant. Not applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 33-3243, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2007.

TLIC VARIABLE INSURANCE ACCOUNT A
(Registrant)

By THRIVENT LIFE INSURANCE COMPANY
(Depositor)

By	/s/ Bruce J. Nicholson
Bruce J. Nicholson, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2007.

THRIVENT LIFE INSURANCE COMPANY
(Depositor)

By	/s/ Bruce J. Nicholson
Bruce J. Nicholson, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of April, 2007.

/s/ Bruce J. Nicholson	President and Chief Executive Officer
Bruce J. Nicholson	(Chief Executive Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Financial Officer and Principal Accounting Officer)

A Majority of the Board of Directors:*

Karl D. Anderson	Susan Oberman Smith
David Anderson	Paul B. Zastrow
Pamela J. Moret

*James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Life Insurance Company pursuant to a power of attorney duly executed by such persons.

By:	/s/ James M. Odland
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
(k)	Opinion & Consent of Counsel

(n)(i)	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP

(q)	Redeemability Exemption Memorandum